SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 4, 2003



                                  DRUCKER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-29670                    95-3303637
     -------------------        -------------              ----------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


             1-1035 Richards Street, Vancouver, B.C. Canada V6B 3E4
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (604) 681-4421

ITEM 1. CHANGES IN CONTROL OF REGISTRANT


On June 15, 2003, the Company entered into an Acquisition Agreement with Speed One Investment Limited ("Speed One") and Beijing Beike Machinery Electronic Materials Hightech Corporation ("BK Machinery") to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Company Limited ("BK"), a Chinese company which specializes in industrial automation, in exchange for 93,020,800 shares of common stock of the


Company, calculated on pre-consolidation basis. The Agreement provides for a one for three reverse split of all the outstanding shares of Drucker before the acquisition may be completed which must be approved by shareholders. Pursuant to the Agreement, the Company will first issue 17,500,000 common shares pre-consolidation and 25,173,600 on post-consolidation basis (representing the 75,520,800 common shares called for in the Agreement). Upon tender by BK Machinery of all the shares it owns in BK, being 25% of all the issued and outstanding shares of BK, the Company issued 17,500,000 common shares. All the shares tendered and issued are held in escrow pending the completion and delivery of the audit of BK and the closing of the acquisition in accordance with the amendment to the Agreement effective August 7, 2003. The final closing of the acquisition transaction requires the completion of the reverse split, which required reverse split is subject to shareholders authorization. The Company has not obtained such authorization but intends to file an Information Statement for such authorization as soon as the audit of BK is completed and delivered. The audit is currently under way and the company expects such audit to be completed and delivered before the end of this year.



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

When completed, BK will be a wholly owned subsidiary of the Company. The transaction is expected to be closed by January 31, 2004.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None.


ITEM 5. OTHER EVENTS

Pursuant to the Acquisition Agreement, the following events are expected to occur before the transaction may be closed:

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

Management
----------

As a result of the BK transaction, Messrs LIU Wei Zhang, Engineer; HONG Liang, Engineer; GE Liang Song, Senior Engineer; SUN Yi Kang, Professor; Ronald Xie, Lawyer; and Nick Ringma, Businessman, have been appointed to the Board. Messrs

Patrick Chan (Chairman), Ernest Cheung, Ken Kow & Joseph Tong have resigned from the Board. Mr. Gerald Runolfson has resigned as President, and Mr. Ronald Xie has been appointed as President of the Company. Mr. Gerald Runolfson has been appointed Secretary of the Company replacing Mr. Ernest Cheung. Subsequent to the execution of the Acquisition Agreement, Mr. LIU Wei Zhang has been elected as Chairman of the Board.


Appointment of Officers
-----------------------

Ronald Xie has been appointed President of the Company to serve at the discretion of the Board of Directors as from June 16, 2003. (See Biographical Information under Directors herein below).

Ronald Xie and Nick Ringma have been appointed as Directors effective June 16, 2003.

Mr. Nick Ringma has been appointed as Vice President of the Company in a separate appointment.

Pursuant to the Acquisition Agreement, the Board of Directors has appointed the following persons as Directors:

Liu, Wei Zhang
Hong, Liang
Ge, Liang Song
Sun, Yi Kang

The biographical information of the new directors is as follows:

RONALD XIURU XIE, age 41, President and Director (appointed in June 2003) obtained a BA degree from Beijing University of International Business & Economics in 1984 and a Master of Law in 1986 from School of Law, Beijing University of International Business & Economics. He obtained an LLB (law) in 1992 from Queen's University in Canada. He is President and director of China NetTV Holdings, Inc. since July 2003 to present. He is a founding partner of Allied Law Office in Beijing, PR China since 1998. He was a Senior Partner, Great Wall Law Office in Beijing, China, 1995-1998. He has been a member of the Chinese practice Bar since 1988 and was called to the Bar of Ontario, Canada in 1993. Mr. Xie will devote approximately 50% of his time to company operations.

NICK RINGMA, age 56, was appointed Vice President and a director of Drucker, Inc. in June 2003. Mr. Ringma studied at Calvin College 1967-68 and obtained a BA in 1973 from Simon Fraser University in Vancouver, BC. From 1997 to present, he has been Vice President and director of Digital Accelerator Corp. He has been a director of Vertigo Technologies, Inc. from September 2002 to present. From 1980-1982, he was President of Miller Electronics - a Division of Gendis.

HONG, LIANG, age 40, obtained a Bachelor Degree in 1985 from Automation Department of USTB. From the beginning of 2003 to the present, he has been Vice G.M. in School-funded Industrial Group of USTB. His major responsibilities include assessment for investment in connection with whole school's industry, evasion of legal risks, project plan, capital operation, public relationship, etc. Mr. Hong was a founder of BK and acts as Vice President, participating in all major decisions and development plan of the company, and shouldering such responsibilities as the establishment of technical and marketing teams, operating management, organization of R & D, development of new technology, administration of major projects, public relations, financing, etc. From 2001 to 2002, Mr. Hong set up Time High-Tech Co., Ltd. (THT) and acted as Vice G.M. The company was invested by State Investment Development Corporation (SIDC) and USTB. Mr. Hong participated in all initial activities including project assessment, financing negotiations, incorporation of joint ventures. From 1999 to 2002, Mr. Hong acted as vice director of Robot Institute of USTB.

SUN, YI KANG, age 71, professor of automation at USTB, obtained a Bachelor Degree in 1952 from Tsinghua University in Beijing, China with a major in Material Molding and Control Engineering. Since 1999, Mr. Sun has acted as Technical Director of BK. He has been a director since incorporation of the company, responsible for technology directions, application and management, product development, international communication and development planning, R & D, and project planning. From 1994 to 1999, Mr. Sun acted as Chief Engineer of BK and was responsible for all major engineering and technological issues.

LIU, WEI ZHANG, age 53, obtained Bachelor Degree from USTB in 1976 and also obtained a Bachelor Degree from the Arts & Law School of USTB in 1982. During the period from 1990 to present, Mr. Liu acted as Vice G.M. and G.M. of BK Machinery; G.M. and President of BK. He is in charge of overall affairs of BK and has turned the company into a top manufacturer and provider of automation system solutions and related products in China.

GE, LIANG SONG, age 38, obtained a Bachelor Degree in 1986 from the Automation Department of USTB and a Master Degree in 1989 from Automation Department of Harbin Institute of Technology, China. From 1998 to 2002, Mr. Ge acted as Vice G.M. of BK. Since the beginning of 2003, Mr. Ge has acted as G.M. of BK.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS AND CHANGES IN OFFICERS

Gerald Runolfson resigned as President of the Company effective June 16, 2003. Ernest Cheung resigned as Secretary and Patrick Chan resigned as Chairman effective June 16, 2003. Patrick Chan and Joseph Tong have resigned from the Board effective June 16, 2003. Ernest Cheung and Ken Kow resigned as directors effective ten days after mailing of Notice to Shareholders pursuant to Section 14f of the Securities Act of 1934.


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements - None.

Exhibits:


                  10.1   Acquisition Agreement


ITEM 8. CHANGE IN FISCAL YEAR

None.


ITEM 9. REGULATION FD DISCLOSURE

None.

                                       -4-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 4, 2003

                                            DRUCKER, INC.



                                            By: /s/ Ronald Xie
                                               --------------------------------
                                                Ronald Xie, President















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